INTRINSIC VALUE FUND (PVIVX)

Fund Facts

Objective:

The Fund seeks long-term capital appreciation combined with lower volatility than its benchmark.

Strategy:

The Fund primarily invests in common stocks of companies of all sizes that the Advisor believes to be high-quality, undervalued, and with the greatest potential for consistent long-term appreciation.

Investor Profile:

The Fund may be suitable for investors seeking: 1) long-term growth of capital, 2) exposure to companies of various sizes that the Advisor believes to be attractive investment opportunities.

Portfolio Management:

Jonathan S. Vyorst, Senior Vice President, of Paradigm Funds Advisor LLC, is the Portfolio Manager of the Intrinsic Value Fund. The Portfolio Manager and supporting analysts search across the market capitalization spectrum for the stocks that exhibit the most attractive valuations compared to the Advisor's assessment of the company's intrinsic value.

Fund Statistics

(as of March 31, 2008)

Inception Date:	January 1, 2008
Ticker:	PVIVX
Cusip:	69901E500
Management Fees:	1.25%
12b-1 Distribution Fees:	None
Sales Load:	None
Redemption Fees (On shares sold after holding them for 90 days or less):	2.00%
Minimum Investment:	Regular Account: $10,000 IRA Account: $1,000
Minimum Subsequent Investment:	$100
Total # of holdings	34
Net Assets ($millions)	$1.5
NAV	$19.20

Sector Allocation

(Portfolio Holdings as of March 31, 2008)



Telecomm Services 0%
Utilities 0%
Energy 10%
Materials 5%
Information Technology 10%
Financials 27%
Industrials 24%
Health Care 3%
Consumer Staples 9%
Consumer Discretionary 12%

Sector allocations are based upon the Russell sector scheme and represent a % of the common stock held

Allocation is subject to change and may not be representative of current or future holdings

Top Ten Holdings

(as of March 31, 2008)

Anworth Mortgage Asset Corp	4.1%
MFA Mortgage Investments	3.6%
Coach, Inc.	3.5%
HSBC Holdings PLC Sponsored ADR	3.3%
Parker Hannifin Corp	3.2%
General Dynamics Corp	3.2%
Curtiss-Wright Corporation	3.1%
Avnet Inc	3.1%
Cadbury Schweppes ADR New	3.0%
American Financial Group	2.9%
% of Net Assets	32.9%

Holdings are subject to change and may not be representative of current or future holdings

Performance Return Summary

(A) **Average Annual Returns and Performance for the periods ended March 31, 2008**

	1Q08 (B)	*Since Inception (1/1/08)* (B)
Intrinsic Value Fund	-4.00%	-4.00%
S&P 500 Index (C)	-9.45%	-9.45%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return

(C) The S&P 500® Index is a managed index which measures the performance of 500 companies chosen by Standard & Poor's to represent the large cap U.S. equity market.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e., trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund's return.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Funds Advisors LLC. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.
Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

PARADIGM SMALL CAP GROWTH FUND (PFSGX)

Fund Facts

Objective:
The Fund seeks long-term capital appreciation.

Strategy:
The Fund primarily invests in common stocks of small but rapidly growing companies that the Advisor believes to have the greatest potential for appreciation relative to their stock prices.

Investor Profile:
The Fund may be suitable for investors seeking: 1) long-term growth of capital, 2) exposure to small-capitalization companies.

Portfolio Management:
Walter Prendergast, Senior Vice President, of Paradigm Funds Advisor LLC, is the Portfolio Manager of the Small-Cap Growth Fund. The Portfolio Manager and supporting analyst look for companies with market capitalizations typically between $50 million at $2.5 billion at acquisition, with three- to five-year projected sales/earnings growth greater than 15%, return on invested capital greater than 15%, long-term debt to capital of less than 20%, and accelerating margins.

Fund Statistics

(as of March 31, 2008)

Inception Date:	January 1, 2008
Ticker:	PFSGX
Cusip:	69901E609
Management Fees:	1.50%
12b-1 Distribution Fees:	None
Sales Load:	None
Redemption Fees (On shares sold after holding them for 90 days or less):	2.00%
Minimum Investment:	Regular Account: $10,000 IRA Account: $1,000
Minimum Subsequent Investment:	$100
Total # of holdings	40
Net Assets ($millions)	$0.03
NAV	$18.41

Sector Allocation

(Portfolio Holdings as of March 31, 2008)



Telecomm Services 2%
Utilities 0%
Energy 15%
Information Technology 12%
Materials 5%
Financials 2%
Health Care 16%
Industrials 17%
Consumer Staples 3%
Consumer Discretionary 28%

Sector allocations are based upon the Russell sector scheme and represent a % of the common stock held

Allocation is subject to change and may not be representative of current or future holdings

Top Ten Holdings

(as of March 31, 2008)

Ultimate Software Group, Inc.	3.6%
Bucyrus International Inc New Cl. A	3.4%
BE Aerospace, Inc.	3.0%
Lions Gate Entertainment Corp	2.6%
Ultra Petroleum Corp	2.6%
Phillips-Van Heusen Corporation	2.6%
Nuvasive Inc	2.3%
ATP Oil & Gas Corp	2.2%
True Religion Apparel, Inc.	2.2%
Intuitive Surgical Inc New	2.2%
% of Net Assets	26.7%

Holdings are subject to change and may not be representative of current or future holdings

Performance Return Summary

(A) **Average Annual Returns and Performance for the periods ended March 31, 2008**

	1Q08 (B)	*Since Inception (1/1/08)* (B)
Small Cap Growth Fund	-7.95%	-7.95%
Russell 2000 Growth Index (C)	-12.83%	-12.83%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return

(C) The Russell 2000 Growth® Index is an unmanaged index which measures the performance of growth oriented portion of the smallest 2000 stocks in the Russell 3000 Index.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that management believes have not reached their total growth potential. If the Fund's perceptions of growth potential are wrong, the securities purchased may not perform as expected, reducing the fund's return. The fund primarily invests in small capitalization companies (less than $1.5 billion market capitalization). Small capitalization companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses. Please contact Paradigm Funds Advisors LLC. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.